Exhibit 24(a)


                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that each of Bank of America Corporation and the several undersigned officers and directors whose signatures appear below, hereby makes, constitutes and appoints Charles M. Berger, James W. Kiser and Paul J. Polking, and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to prepare, execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned officer's and director's capacity or capacities as shown below, an Annual Report on Form 10-K for the year ended December 31, 1999, and all exhibits thereto and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, hereby ratifying and confirming all acts and things which said attorneys or attorney might do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, Bank of America Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned officers and directors, in the capacity or capacities noted, has hereunto set his or her hand as of the date indicated below.

                                            BANK OF AMERICA CORPORATION


                                            By: /S/  Hugh L. McColl, Jr.
                                                ------------------------
                                                Hugh L. McColl, Jr.
                                                Chairman of the Board
                                                and Chief Executive Officer

Dated:  January 26, 2000

Signature                              Title                         Date
---------                              -----                         ----

/S/ Hugh L. McColl, Jr.        Chairman of the Board,           January 26, 2000
---------------------------    Chief Executive Officer
Hugh L. McColl, Jr.            and Director
                               (Principal Executive Officer)



/S/ James H. Hance, Jr.        Vice Chairman,                   January 26, 2000
---------------------------    Chief Financial Officer
James H. Hance, Jr.            and Director
                               (Principal Financial Officer)



/S/ Marc D. Oken               Executive Vice President and     January 26, 2000
---------------------------    Principal Financial Executive
Marc D. Oken                   (Principal Accounting Officer)

/S/ Charles W. Coker                Director                    January 26, 2000
---------------------------
Charles W. Coker


/S/ Timm F. Crull                   Director                    January 26, 2000
---------------------------
Timm F. Crull


/S/ Alan T. Dickson                 Director                    January 26, 2000
---------------------------
Alan T. Dickson


/S/ Kathleen F. Feldstein           Director                    January 26, 2000
---------------------------
Kathleen F. Feldstein


/S/ Paul Fulton                     Director                    January 26, 2000
---------------------------
Paul Fulton


/S/ Donald E. Guinn                 Director                    January 26, 2000
---------------------------
Donald E. Guinn


/S/ C. Ray Holman                   Director                    January 26, 2000
---------------------------
C. Ray Holman


/S/ W.W. Johnson                    Director                    January 26, 2000
---------------------------
W. W. Johnson


/S/ Kenneth D. Lewis                President,                  January 26, 2000
---------------------------         Chief Operating Officer
Kenneth D. Lewis                    and Director



/S/ Walter E. Massey                Director                    January 26, 2000
---------------------------
Walter E. Massey


/S/ Richard M. Rosenberg            Director                    January 26, 2000
---------------------------
Richard M. Rosenberg


                                    Director                    January __, 2000
---------------------------
O. Temple Sloan, Jr.

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
/S/ Meredith R. Spangler            Director                    January 26, 2000
---------------------------
Meredith R. Spangler


/S/ Ronald Townsend                 Director                    January 26, 2000
---------------------------
Ronald Townsend


/S/ Solomon D. Trujillo             Director                    January 26, 2000
---------------------------
Solomon D. Trujillo


/S/ Jackie M. Ward                  Director                    January 26, 2000
---------------------------
Jackie M. Ward


/S/ Virgil R. Williams              Director                    January 26, 2000
---------------------------
Virgil R. Williams


/S/ Shirley Young                   Director                    January 26, 2000
---------------------------
Shirley Young


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